UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001‑11350 (Commission File Number)	59‑0483700 (IRS Employer Identification No.)
	1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code: (386) 274‑2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
common stock, $1.00 par value	CTO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 12, 2020, the Board of Directors (the “Board”) of Consolidated-Tomoka Land Co. (the “Company”), acting upon the recommendation of its Governance Committee, approved and adopted the Second Amended and Restated Bylaws of the Company (the “Bylaws”).  The amendment removes, in its entirety, Section 2.9 of Article II which set forth the mandatory retirement age for directors.  The Board concurrently modified the Company’s Corporate Governance Principles to include a provision pertaining to the mandatory retirement age for directors (the “Mandatory Retirement Provision”) which Mandatory Retirement Provision may be waived by a majority vote of the Board.  This revision to Company’s mandatory retirement policy allows the Board to exercise discretion in determining whether to retain the services of directors who, notwithstanding having attained the age of 75, continue to provide an increasing contribution to the Board of Directors as a whole and assist in the Board’s efforts to maximize shareholder value.

The foregoing is a summary of the change to the Bylaws.   A copy of the Bylaws is included as Exhibit 3.1 to this Form 8-K and is incorporated into this Item 5.03 by reference. The Corporate Governance Principles have been posted on the Corporate Governance section of the Company’s website at http://ir.ctlc.com/govdocs.*

* References to the Company’s website in this Current Report on Form 8-K is not intended to function as a hyperlink and the information contained on our website is not intended to be incorporated into this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Amended and Restated Bylaws of Consolidated-Tomoka Land Co. dated February 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020	Consolidated-Tomoka Land Co.

	By:	/s/ Mark E. Patten
Mark E. Patten
Senior Vice President and Chief Financial Officer

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